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                                                                   Exhibit 10.2B
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                     NON-QUALIFIED STOCK OPTION AGREEMENT
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                            UNDER THE ONEWAVE, INC.
                                1996 STOCK PLAN

     Pursuant to the OneWave, Inc. 1996 Stock Plan (the "Plan") as amended through the date hereof, OneWave, Inc. (the "Company") hereby grants to the Optionee named in Exhibit A attached hereto an option (the "Stock Option") to
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purchase on or prior to the Expiration Date specified in Exhibit A all or part
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of the number of shares ("Option Shares") of Common Stock, par value $.001 per share (the "Stock"), of the Company specified in Exhibit A at the Option
                                                 ---------
Exercise Price per Share specified in Exhibit A subject to the terms and
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conditions set forth herein and in the Plan.

     1.  Vesting Schedule.  No portion of this Stock Option may be exercised
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until such portion shall have vested.  Except as set forth below, and subject to the discretion of the Committee (as defined in paragraph 2 of the Plan) to accelerate the vesting schedule hereunder, this Stock Option shall vest in four equal annual installments commencing one year following the date of employment of the Optionee or, if different, in accordance with such other vesting schedule as may be specified in Exhibit A.
                       ---------

     Unless alternate provisions are made, this Stock Option will terminate upon the occurrence of (i) the dissolution or liquidation of the Company, (ii) a merger, consolidation or other business combination in which the Company is acquired by another entity (other than a holding company formed by the Company) or in which the Company is not the surviving entity ("Acquisition") or (iii) the sale of all or substantially all of the assets of the Company to another entity ("Sale"). In the event of a termination due to an Acquisition or Sale, such portions of this Stock Option which have vested plus such additional portions which by their terms vest upon an Acquisition or Sale, shall be exercisable for at least fifteen (15) days prior to the date of such termination.

     2.  Manner of Exercise.
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         (a) The Optionee may exercise this Option only in the following manner: from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Company of his or her election to purchase some or all of the vested Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.


       Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Committee; (ii) in the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months; (iii) at the discretion of the Committee, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"); (iv) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so
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  provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (v) at the discretion of the Committee by any combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

       The delivery of certificates representing the Option Shares will be contingent upon the Company's receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

           (b) Certificates for shares of Stock purchased upon exercise of this Stock Option shall be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares of Stock to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

           (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

       3.  Termination of Employment.  If the Optionee's employment by the
           -------------------------
  Company or all of its majority-owned subsidiaries is terminated, the period within which to exercise the Option may be subject to earlier termination as set forth below.

           (a) Termination Due to Death.  If the Optionee's employment
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  terminates by reason of death, any Stock Option held by the Optionee, to the extent exercisable, may thereafter be exercised by the Optionee's personal representative or beneficiary who has acquired the Stock Option by will or by the laws of descent and distribution for a period of 12 months from the date of death or until the Expiration Date, if earlier.

          (b) Termination Due to Disability.  If the Optionee's employment
              -----------------------------
  terminates by reason of disability (as defined in Paragraph 11 of the Plan), any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier.

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           (c) Termination of Employment.  If the Optionee's employment
               -------------------------
  terminates for any reason other than death or disability (as defined in paragraph 11 of the Plan), and unless otherwise determined by the Committee, any Stock Option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any Stock Option that is not exercisable at such time shall terminate immediately and be of no further force or effect.

           (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

       4.  Incorporation of Plan.  Notwithstanding anything herein to the
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  contrary, this Stock Option shall be subject to and governed by the general terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein or in Exhibit A attached hereto and incorporated herein.
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       5.  Transferability.  This Agreement is personal to the Optionee, is non-
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  assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's personal representative or beneficiary.

       6.  Tax Withholding.  No later than the date as of which part or all of
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  the value of any shares of Stock received under the Plan first becomes includible in the Optionee's gross income for Federal tax purposes, the Optionee shall make arrangements with the Company in accordance with paragraph 20 of the Plan regarding payment of any Federal, state or local taxes required to be withheld with respect to such income.

       7.  Miscellaneous.
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           (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

           (b) This Stock Option does not confer upon the Optionee any rights with respect to continuance of employment by the Company or any of the Company's subsidiaries or by any Related Corporation.



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  (c) Pursuant to paragraph 16 of the Plan, the Committee may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.



                                      OneWave, Inc.


  Dated: August 16, 1996              By:
         ---------------                 ----------------------------------
                                         Craig Newfield, General Counsel



  The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


  Dated:
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                                      Optionee's Signature

                                      Optionee's Name:
                                                      ---------------------
                                      Optionee's Address:

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